Victory Portfolios

Victory Munder Mid-Cap Core Growth Fund

Victory Strategic Allocation Fund

Victory Integrity Discovery Fund

(each, a "Fund" and collectively, the "Funds")

Supplement dated December 13, 2023, to each Fund's Summary Prospectus, Prospectus, and

Statement of Additional Information dated November 1, 2023, as supplemented

This Supplement is intended to highlight certain changes to the Summary Prospectus, Prospectus, and Statement of Additional Information each dated November 1, 2023, as supplemented. Please review these matters carefully.

On December 5, 2023, the Board of Trustees of Victory Portfolios approved the adoption of a conversion feature for Class R of the Fund (the "Original Share Class"). Under the relevant conversion feature, effective after the close of business on March 29, 2024 (the "Conversion Date"), all of the issued and outstanding shares of the Original Share Class will be converted into shares of Class A of the Fund (the "New Share Class"). The share class conversion will be effectuated on the basis of the relative net asset values of the share class without the imposition of a sales charge. Based on the financial information for the Funds' fiscal year ended June 30, 2023, the New Share Class has lower gross and net total expense ratios than the Original Share Class.

Any additional purchase in the New Share Class is subject to a maximum 5.75% front-end sales charge for each Fund except with respect to the Victory Strategic Allocation Fund, which is subject to a maximum 2.25% front-end sales charge. For more information on the fees and expenses of the New Share Class, please see the "Fund Fees and Expenses" section in the Prospectus for your respective Fund. Additional copies of a Prospectus may be obtained free of charge by calling 800-539-3863.

Effective after market close on March 28, 2024, the Original Share Class will no longer be available for purchase by investors.

Income Tax Matters. The conversion is not considered a purchase and sale of shares and, therefore, generally should not result in a taxable event for federal income tax purposes.

Please retain this Supplement for future reference.

Victory Portfolios

Victory RS Large Cap Alpha Fund Victory RS Small Cap Growth Fund Victory Global Energy Transition Victory RS Small Cap Equity Fund Victory Low Duration Bond Fund Victory RS Investors Fund

Victory RS Value Fund

Victory RS Growth Fund

Victory RS Select Growth Fund

Victory RS Mid Cap Growth Fund

Victory RS Science and Technology Fund

Victory Floating Rate Fund

(each, a "Fund" and collectively, the "Funds")

Supplement dated December 13, 2023, to each Fund's Summary Prospectus, Prospectus, and

Statement of Additional Information dated May 1, 2023, as supplemented

This Supplement is intended to highlight certain changes to the Summary Prospectus, Prospectus, and Statement of Additional Information each dated May 1, 2023, as supplemented. Please review these matters carefully.

On December 5, 2023, the Board of Trustees of Victory Portfolios approved the adoption of a conversion feature for Class R of the Fund (the "Original Share Class"). Under the relevant conversion feature, effective after the close of business on March 29, 2024 (the "Conversion Date"), all of the issued and outstanding shares of the Original Share Class will be converted into shares of Class A of the Fund (the "New Share Class"). The share class conversion will be effectuated on the basis of the relative net asset values of the share class without the imposition of a sales charge. Based on the financial information for the Funds' fiscal year ended December 31, 2022, the New Share Class has lower gross and net total expense ratios than the Original Share Class.

Any additional purchase in the New Share Class is subject to a maximum 5.75% front-end sales charge for each Fund except with respect to the Victory Low Duration Bond Fund and the Victory Floating Rate Fund, which are subject to a maximum 2.25% front-end sales charge. For more information on the fees and expenses of the New Share Class, please see the "Fund Fees and Expenses" section in the Prospectus for your respective Fund. Additional copies of a Prospectus may be obtained free of charge by calling 800-539-3863.

Effective after market close on March 28, 2024, the Original Share Class will no longer be available for purchase by investors.

Income Tax Matters. The conversion is not considered a purchase and sale of shares and, therefore, generally should not result in a taxable event for federal income tax purposes.

Please retain this Supplement for future reference.

Victory Portfolios

Victory Special Value Fund

(the "Fund")

Supplement dated December 11, 2023, to the Fund's Summary Prospectus, Prospectus, and

Statement of Additional Information dated November 1, 2023

This Supplement is intended to highlight certain changes to the Summary Prospectus, Prospectus, and Statement of Additional Information each dated November 1, 2023. Please review these matters carefully.

On December 5, 2023, the Board of Trustees of Victory Portfolios (the "Trust"), upon the recommendation of Victory Capital Management Inc., the Trust's investment adviser, approved a Plan of Liquidation for the Fund's Class Y (the "Share Class"). It is anticipated that the Share Class will liquidate on or about March 29, 2024 (the "Liquidation Date"). On the Liquidation Date, the Share Class will redeem all its outstanding shares at the net asset value ("NAV") of such shares.

Effective December 29, 2023, the Share Class will be closed to new investors and shareholder accounts. Through the NAV on March 22, 2024, the Share Class will continue to accept additional investments (including through the reinvestment of dividends and capital gains) from existing shareholders. Please note that no other classes of the Fund are affected.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.